Exhibit 99.1

For Immediate Release:	Contact:	Douglas R. Jamieson
President and Chief Operating Officer
(914) 921-5020

For further information please visit
www.gabelli.com

GAMCO Investors, Inc. Reports Fourth Quarter Results
•	Fourth Quarter Earnings of $0.67 per diluted share from continuing operations
•	Average AUM at $40.3 billion
•	Completed Spin-off of Associated Capital Group, Inc.

Rye, New York, February 18, 2016 – GAMCO Investors, Inc. (“GAMCO” or the “Company”) (NYSE: GBL) today reported financial results for the fourth quarter and full year ended December 31, 2015.  These results reflect, on a continuing operations basis, the operations of our Funds and Institutional and Private Wealth Management businesses and, on a discontinued basis, the operations of the alternative asset management and institutional research services businesses, which were spun-off on November 30, 2015 as part of Associated Capital Group, Inc. (“AC”).

Financial Highlights					As reported				As reported
	Q4		Q4		Q4	Full Year		Full Year	Full Year
($'s in 000's except AUM and per share data)	2015		2014		2014	2015		2014	2014

AUM - end of period (in millions)	$38,659		$46,447		$47,487	$38,659		$46,447	$47,487
AUM - average (in millions)	40,324		46,289		47,315	43,246		46,726	47,708

Revenues before incentive fees	86,661		101,766		106,013	376,561		413,009	428,751
Incentive fee revenues	3,656		8,048		10,738	4,415		8,927	11,631
Total revenues	90,317		109,814		116,751	380,976		421,936	440,382

Operating income before management fee (a)	36,220	(b)	48,928		46,903	163,452	(c)	188,115	178,153
Operating margin before management fee	40.1%		44.6%		40.2%	42.9%		44.6%	40.5%

Operating income	33,102	(b)	44,158		41,904	147,949	(c)	169,452	159,526
Operating margin	36.7%		40.2%		35.9%	38.8%		40.2%	36.2%

Other income/(expense), net	1,243		(1,228)		3,070	(2,528)		(1,301)	8,229

Shareholder-designated contribution	(6,396)		-		-	(6,396)		(134)	(134)

Income before income taxes	27,949		42,930		44,974	139,025		168,017	167,621
Effective tax rate	35.9%		38.3%		39.4%	37.2%		36.7%	37.3%

Income from continuing operations	17,925		26,479			87,299		106,283

Income per share - continuing operations	$0.67		$1.04			$3.40		$4.16

Gain/(loss) from discontinued operations	1,642		2,342			(3,887)		3,107

Discontinued operations per share	$0.06		$0.09			(0.15)		$0.12

Net income	19,567		28,821		28,821	83,412		109,390	109,390

Net income per share	$0.73		$1.13		$1.13	$3.24		$4.28	$4.28

Shares outstanding at December 31	29,821	(d)	25,855	(d)		29,821		25,855
(a) See GAAP to non-GAAP reconciliation on page 10.

(b) Fourth quarter 2015 included $3.5 million of incremental RSA expense as compared to fourth quarter 2014.

(c) Full year 2015 included $5.6 million of incremental costs as compared to full year 2014:
$4.6 million in RSA expense and $1.0 million for the launch of a new closed-end fund.

(d) Shares outstanding consist of 29,268 non-RSA shares and 553 RSA shares at December 31, 2015 and 25,144 non-RSA shares and 711 RSA shares at
December 31, 2014.

Fourth quarter 2015 results from continuing operations included revenues of $90.3 million, income of $17.9 million and earnings of $0.67 per diluted share.  On a comparable basis, revenues were $109.8 million, income was $26.5 million, and earnings were $1.04 per diluted share in the fourth quarter of 2014.

Average AUM were $40.3 billion for the fourth quarter of 2015 versus $41.6 billion for the third quarter of 2015 and $46.3 billion for the fourth quarter of 2014.

Associated Capital - Spin-off

AC was spun-off effective November 30, 2015.  In connection with the spin-off, GAMCO, simply stated, issued a $250 million five year 4% promissory note (the “GAMCO Note”) to AC.  Also as part of the spin-off, AC now owns 4.4 million shares of GAMCO Class A common stock through its majority-owned subsidiary, Gabelli Securities, Inc.

The historical Assets under Management (“AUM”) within this release exclude the AUM that are now managed by AC.

Assets Under Management

% Change From
December 31,	September 30,	December 31,	September 30,	December 31,
2015	2015	2014	2015	2014
Equities:
Open-end Funds	$13,811	$14,075	$17,684	(1.9%)	(21.9%)
Closed-end Funds	6,492	6,205	6,949	4.6	(6.6)
Institutional & PWM - direct	13,366	13,190	16,597	1.3	(19.5)
Institutional & PWM - sub-advisory	3,401	3,302	3,704	3.0	(8.2)
SICAV	37	36	-	2.8	n/	m
Total Equities	37,107	36,808	44,934	0.8	(17.4)
Fixed Income:
Money-Market Fund	1,514	1,637	1,455	(7.5)	4.1
Institutional & PWM	38	45	58	(15.6)	(34.5)
Total Fixed Income	1,552	1,682	1,513	(7.7)	2.6
Total Assets Under Management	$38,659	$38,490	$46,447	0.4	(16.8)

Our fourth quarter 2015 increase in AUM versus September 30, 2015 was due to market appreciation of $1.1 billion and the initial inclusion of the Dinsmore Group’s two closed-end funds of $0.2 billion partially offset by net outflows of $1.0 billion and net distributions of $0.2 billion.

Revenues

-
Total revenues for the fourth quarter of 2015 were $90.3 million, compared with $109.8 million in the prior year, reflecting fees earned in investment advisory services on reduced assets and a decline in distribution and other income.

-
Investment advisory fees, excluding incentive fees, were $75.0 million in the fourth quarter of 2015 versus $86.9 million in the final quarter of 2014.  Revenues from our open-end and closed-end funds and Institutional and Private Wealth Management accounts tracked our decline of average AUM in the open-end and closed-end funds as well as lower billable assets in our Institutional and Private Wealth Management accounts.

-	Incentive fees earned were $3.7 million and $8.0 million during the fourth quarters ending December 31, 2015 and December 31, 2014, respectively.

-	Distribution fees from our open-end equity funds and other income were $11.6 million for the fourth quarter 2015, down from $14.9 million in the prior year quarter.

Operating Income – Fourth Quarter – Adjusted operating margin 44.0% vs. 44.6%

Operating income, which is net of management fee expense, decreased 25.1% or $11.1 million, to $33.1 million in the fourth quarter of 2015 versus $44.2 million in the prior year period.  The fourth quarter of 2015 was impacted by lower revenues and $3.5 million of incremental non-cash expenses related to RSAs (primarily due to the acceleration of vesting of 130,650 shares during the fourth quarter of 2015).  Excluding those incremental costs identified above, adjusted operating income was $36.6 million in the fourth quarter of 2015, a decline of $7.6 million, from the $44.2 million in the fourth quarter of 2014.

Operating income before management fee was $36.2 million in the fourth quarter 2015 versus $48.9 million in the fourth quarter 2014.  Operating margin before management fee was 40.1% versus 44.6% in the fourth quarter of 2014.  Excluding the incremental $3.5 million of RSA expense, adjusted operating income before management fee was $39.7 million in the fourth quarter of 2015 as compared to $48.9 million in the fourth quarter of 2014.  Adjusted operating margins, before management fee, was 44.0% in the 2015 quarter as compared to 44.6% in the 2014 quarter.  Management believes evaluating operating income before management fee is an important measure in analyzing the Company’s operating results.  Further information regarding Non-GAAP measures is included in Notes on Non-GAAP Financial Measures and Table V included elsewhere herein.

Other income (expense)

We recognized net other expense of $5.2 million in the 2015 quarter versus an expense of $1.2 million in the fourth quarter of 2014.  This is comprised of investment gains of $3.7 million in the 2015 quarter versus $0.2 million in the 2014 quarter, dividend and interest income of $0.6 million in the 2015 quarter versus $0.5 million in the 2014 quarter, and interest expense of $3.1 million in the 2015 quarter versus $2.0 million in the 2014 quarter.

Other items in the fourth quarter 2015 included:
(a) $6.4 million related to our 501(c)(3) program,
(b) $0.4 million from the repurchase of $75.8 million of the 5.875% Senior Note debt, and
(c) $0.8 million of non-cash interest expense for one month related to the GAMCO Note.

Income Taxes

The Company’s effective tax rate (“ETR”) for the quarter ended December 31, 2015 was 35.9% versus 38.3% for the quarter ended December 31, 2014.  The current quarter’s ETR benefitted from the donation of securities to fund the Shareholder Designated Charitable Contribution Program.  On a full year basis, the ETR for 2015 was 37.2% versus 36.7% for 2014.

Business and Investment Highlights

-
On October 13, 2015, GAMCO announced that its Board of Directors had again adopted a $0.25 per share contribution under its existing Shareholder Designated Charitable Contribution Program created in 2013 for all registered shareholders.  As a result of our shareholders participation in the 2015 program, GAMCO will donate $6.4 million. Under the two previous programs, GAMCO donated $10.8 million to eligible 501(c)(3) organizations on behalf of its shareholders.

-
On November 1, 2015, Gabelli Funds, LLC became the advisor to the Bancroft and Ellsworth Growth and Income Funds.  Tom Dinsmore, Jane O’Keeffe, and James Dinsmore will continue to manage the Bancroft and Ellsworth Growth and Income closed-end funds as well as join our convertible team.

-
On December 21, 2015, GAMCO announced that the Compensation Committee of the Board of Directors had unanimously approved a deferred compensation agreement with Mario J. Gabelli, Chief Executive Officer of GAMCO.  Mr. Gabelli’s variable compensation for 2016 will be in the form of Restricted Stock Units (“RSUs”) determined by the volume-weighted average price of the Company’s Class A stock during 2016.  The RSU will vest 100% on January 1, 2020.  As a result, in 2016, Mr. Gabelli will not be paid any cash compensation that he is entitled to under the Employment Agreement approved by shareholders on May 5, 2015, and consistent with Mr. Gabelli’s agreement since 1977.  The Board decided that deferring Mr. Gabelli’s 2016 variable compensation will provide the Company with greater financial flexibility.  For GAAP reporting, the Company will recognize the RSU expense ratably over the four-year vesting period, and accordingly, this reduced compensation expense will materially enhance 2016 earnings and cash flows, and reduce earnings in 2017 - 2019

-
In connection with the spin-off of AC, GAMCO entered into a tender offer for up to all of its $100 million 5.875% Senior Notes due June 1, 2021.  Approximately $75.8 million of the Notes were tendered pursuant to the Offer.  In connection with the Offer, GAMCO borrowed $35 million from an affiliate.  The loan has a term of one year and bears interest at 90 day-LIBOR plus 3.25%, reset quarterly.

Balance Sheet

We ended the year with cash and investments of $46.7 million and debt of $309.2 million.  We have $500 million available on our universal shelf registration.  Together with earnings from operations, the shelf provides us with flexibility to do acquisitions, lift-outs, seed new investment strategies, and co-invest, as well as to fund shareholder compensation, including share repurchases and dividends.

Shareholder Compensation

During the quarter ended December 31, 2015, we returned $7.8 million of our earnings to shareholders through dividends and stock repurchases.  We repurchased 105,140 shares, 91,740 shares at an average price of $57.53 per share prior to the spin-off of AC and 13,400 shares at an average price of $32.56 subsequent to the spin-off of AC, for a total investment of $5.7 million and distributed $2.1 million in dividends.   Since our IPO, in February 1999, we have returned $914 million in total to shareholders comprised of $486 million in the form of dividends and $428 million through stock buybacks of 9,552,653.

On February 17, 2016, GAMCO’s Board of Directors declared a regular quarterly dividend of $0.02 per share payable on March 29, 2016 to its Class A and Class B shareholders of record on March 15, 2016.

About GAMCO Investors, Inc.

GAMCO Investors, Inc., through its subsidiaries, manages private advisory accounts (GAMCO Asset Management Inc.) and open-end funds and closed-end funds (Gabelli Funds, LLC).

NOTES ON NON-GAAP FINANCIAL MEASURES

A.
Operating income before management fee expense is used by management to evaluate its business operations.  We believe this measure is useful in illustrating the operating results of GAMCO Investors, Inc. (the “Company”) as management fee expense is based on pre-tax income before management fee expense, which includes non-operating items including investment gains and losses from the Company’s proprietary investment portfolio and interest expense.  The reconciliation of operating income before management fee expense to operating income is provided in Table V.

B.
Adjusted operating income and adjusted operating income before management fee expense are used by management to evaluate its ongoing business operations.  We believe these measures are useful in evaluating the ongoing operating results of the Company absent any of these adjustments.

		4th Quarter		Full Year
		2015	2014	2015	2014
Operating income before management fee		$36,220	$48,928	$163,452	$188,115
Adjustments:
Add back:	Incremental RSA expense	3,478	-	4,591	-
Costs to launch Closed-end fund		-	-	1,000	-
Deduct:	Reimbursement of prior year expense	-	-	-	(1,286)
Adjusted operating income before management fee		39,698	48,928	169,043	186,829
Adjusted operating margin before management fee		44.0%	44.6%	44.4%	44.3%

		4th Quarter		Full Year
		2015	2014	2015	2014
Operating income		$33,102	$44,158	$147,949	$169,452
Adjustments:
Add back:	Incremental RSA expense	3,478	-	4,591	-
Costs to launch Closed-end fund		-	-	1,000	-
Deduct:	Reimbursement of prior year expense	-	-	-	(1,286)
Adjusted operating income		36,580	44,158	153,540	168,166
Adjusted operating margin		40.5%	40.2%	40.3%	39.9%

The Company reported Assets Under Management as follows (in millions):

Table I: Fund Flows - 4th Quarter 2015
					Fund
		Market			distributions,
	September 30,	appreciation/	Net cash		net of	December 31,
	2015	(depreciation)	flows		reinvestments	2015
Equities:
Open-end Funds	$14,075	$385	$(597)		$(52)	$13,811
Closed-end Funds	6,205	171	236	(a)	(120)	6,492
Institutional & PWM - direct	13,190	415	(239)		-	13,366
Institutional & PWM - sub-advisory	3,302	136	(37)		-	3,401
SICAV	36	1	-		-	37
Total Equities	36,808	1,108	(637)		(172)	37,107
Fixed Income:
Money-Market Fund	1,637	-	(123)		-	1,514
Institutional & PWM	45	-	(7)		-	38
Total Fixed Income	1,682	-	(130)		-	1,552
Total Assets Under Management	$38,490	$1,108	$(767)		$(172)	$38,659
(a) Includes assets from Dinsmore Group from November 1, 2015.

Table II: Fund Flows - Full Year 2015
					Fund
		Market			distributions,
	December 31,	appreciation/	Net cash		net of	December 31,
	2014	(depreciation)	flows		reinvestments	2015
Equities:
Open-end Funds	$17,684	$(820)	$(2,940)		$(113)	$13,811
Closed-end Funds	6,949	(370)	374	(a)	(461)	6,492
Institutional & PWM - direct	16,597	(957)	(2,274)		-	13,366
Institutional & PWM - sub-advisory	3,704	(66)	(237)		-	3,401
SICAV	-	(2)	39		-	37
Total Equities	44,934	(2,215)	(5,038)		(574)	37,107
Fixed Income:
Money-Market Fund	1,455	-	59		-	1,514
Institutional & PWM	58	-	(20)		-	38
Total Fixed Income	1,513	-	39		-	1,552
Total Assets Under Management	$46,447	$(2,215)	$(4,999)		$(574)	$38,659
(a) Includes assets from Dinsmore Group from November 1, 2015.

Table III

GAMCO INVESTORS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	For the Quarter Ended December 31,

	2015	2014

Investment advisory and incentive fees	$78,696	$94,903
Distribution fees and other income	11,621	14,911
Total revenues	90,317	109,814

Compensation costs	37,195	41,021
Distribution costs	11,897	15,144
Other operating expenses	5,005	4,721
Total expenses	54,097	60,886

Operating income before management fee	36,220	48,928

Investment income	4,304	686
Interest expense	(3,061)	(1,914)
Shareholder-designated contribution	(6,396)	-
Other income/(expense), net	(5,153)	(1,228)

Income before management fee and income taxes	31,067	47,700
Management fee expense	3,118	4,770
Income before income taxes	27,949	42,930
Income tax expense	10,024	16,451
Income from continuing operations	17,925	26,479
Gain from discontinued operations, net of taxes	1,642	2,342
Net income attributable to GAMCO Investors, Inc.	$19,567	$28,821

Net income per share attributable to GAMCO Investors, Inc.:
Basic - Continuing operations	$0.68	$1.05
Basic - Discontinued operations	0.06	0.09
Basic - Total	$0.74	$1.14

Diluted - Continuing operations	$0.67	$1.04
Diluted - Discontinued operations	0.06	0.09
Diluted - Total	$0.73	$1.13

Weighted average shares outstanding:
Basic	26,547	25,184

Diluted	26,813	25,449

Actual shares outstanding (a)	29,821	25,855

Notes:
(a) Includes 553,100 and 710,750 of RSAs, respectively.
See GAAP to non-GAAP reconciliation on page 10.

Table IV

GAMCO INVESTORS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	For the Year Ended December 31,

	2015	2014

Investment advisory and incentive fees	$329,965	$360,498
Distribution fees and other income	51,011	61,438
Total revenues	380,976	421,936

Compensation costs	146,371	156,533
Distribution costs	51,990	59,746
Other operating expenses	19,163	17,542
Total expenses	217,524	233,821

Operating income before management fee	163,452	188,115

Investment income	6,108	6,352
Interest expense	(8,636)	(7,653)
Shareholder-designated contribution	(6,396)	(134)
Other income/(expense), net	(8,924)	(1,435)

Income before management fee and income taxes	154,528	186,680
Management fee expense	15,503	18,663
Income before income taxes	139,025	168,017
Income tax expense	51,726	61,734
Income from continuing operations	87,299	106,283
Gain/(Loss) from discontinued operations, net of taxes	(3,887)	3,107
Net income attributable to GAMCO Investors, Inc.	$83,412	$109,390

Net income per share attributable to GAMCO Investors, Inc.:
Basic - Continuing operations	$3.43	$4.20
Basic - Discontinued operations	(0.15)	0.12
Basic - Total	$3.28	$4.32

Diluted - Continuing operations	$3.40	$4.16
Diluted - Discontinued operations	(0.15)	0.12
Diluted - Total	$3.24	$4.28

Weighted average shares outstanding:
Basic	25,425	25,335

Diluted	25,711	25,558

Actual shares outstanding (a)	29,821	25,855

Notes:
(a) Includes 553,100 and 710,750 of RSAs, respectively.
See GAAP to non-GAAP reconciliation on page 10.

Table V
GAMCO INVESTORS, INC.
UNAUDITED QUARTERLY CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	2015					2014
	1st	2nd	3rd	4th		1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	Quarter	YTD	Quarter	Quarter	Quarter	Quarter	Full Year
Income Statement Data:

Revenues	$99,806	$98,693	$92,160	$90,317	$380,976	$101,150	$104,345	$106,627	$109,814	$421,936

Expenses	57,081	55,518	50,828	54,097	217,524	56,697	58,739	57,499	60,886	233,821

Operating income before
management fee	42,725	43,175	41,332	36,220	163,452	44,453	45,606	49,128	48,928	188,115

Investment income	541	638	625	4,304	6,108	4,280	833	553	686	6,352
Interest expense	(1,905)	(1,855)	(1,815)	(3,061)	(8,636)	(1,915)	(1,912)	(1,912)	(1,914)	(7,653)
Shareholder-designated contribution	-	-		(6,396)	(6,396)	-	(134)	-	-	(134)
Other income/(expense), net	(1,364)	(1,217)	(1,190)	(5,153)	(8,924)	2,365	(1,213)	(1,359)	(1,228)	(1,435)

Income before management
fee and income taxes	41,361	41,958	40,142	31,067	154,528	46,818	44,393	47,769	47,700	186,680
Management fee expense	4,135	4,194	4,056	3,118	15,503	4,676	4,423	4,794	4,770	18,663
Income before income taxes	37,226	37,764	36,086	27,949	139,025	42,142	39,970	42,975	42,930	168,017
Income tax expense	14,078	13,989	13,635	10,024	51,726	14,650	15,028	15,605	16,451	61,734
Income from continuing operations	23,148	23,775	22,451	17,925	87,299	27,492	24,942	27,370	26,479	106,283
Gain/(Loss) from discontinued
operations, net of taxes	1,628	326	(7,483)	1,642	(3,887)	462	4,008	(3,705)	2,342	3,107
Net income attributable to
GAMCO Investors, Inc.	$24,776	$24,101	$14,968	$19,567	$83,412	$27,954	$28,950	$23,665	$28,821	$109,390

Net income per share
attributable to GAMCO
Investors, Inc.:
Basic - Continuing operations	$0.92	$0.95	$0.90	$0.68	$3.43	$1.08	$0.98	$1.08	$1.05	$4.20
Basic - Discontinued operations	0.07	0.01	(0.30)	0.06	(0.15)	0.02	0.16	(0.14)	0.09	0.12
Basic - Total	$0.99	$0.96	$0.60	$0.74	$3.28	$1.10	$1.14	$0.94	$1.14	$4.32

Diluted - Continuing operations	$0.91	$0.94	$0.89	$0.67	$3.40	$1.07	$0.97	$1.07	$1.04	$4.16
Diluted - Discontinued operations	0.06	0.01	(0.30)	0.06	(0.15)	0.02	0.16	(0.14)	0.09	0.12
Diluted - Total	$0.97	$0.95	$0.59	$0.73	$3.24	$1.09	$1.13	$0.93	$1.13	$4.28

Weighted average shares outstanding:
Basic	25,132	25,065	24,947	26,547	25,425	25,481	25,381	25,296	25,184	25,335

Diluted	25,414	25,358	25,241	26,813	25,711	25,684	25,586	25,517	25,449	25,558
Reconciliation of non-GAAP
financial measures to GAAP:
Operating income before
management fee	42,725	43,175	41,332	36,220	163,452	44,453	45,606	49,128	48,928	188,115
Deduct: management fee expense	4,135	4,194	4,056	3,118	15,503	4,676	4,423	4,794	4,770	18,663
Operating income	$38,590	$38,981	$37,276	$33,102	$147,949	$39,777	$41,183	$44,334	$44,158	$169,452

Operating margin before
management fee	42.8%	43.7%	44.8%	40.1%	42.9%	43.9%	43.7%	46.1%	44.6%	44.6%
Operating margin after
management fee	38.7%	39.5%	40.4%	36.7%	38.8%	39.3%	39.5%	41.6%	40.2%	40.2%

Table VI
GAMCO INVESTORS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollars in thousands, except per share data)

	December 31,	December 31,
	2015	2014

ASSETS

Cash and cash equivalents	$13,719	$12,694
Investments	32,979	38,945
Receivable from brokers	1,091	1,683
Other receivables	37,252	64,947
Income tax receivable	6,787	2,477
Other assets	12,199	12,046
Assets of discontinued operations	-	733,638

Total assets	$104,027	$866,430

LIABILITIES AND EQUITY

Payable to brokers	$12	$12
Income taxes payable and deferred tax liabilities	4,823	17,980
Compensation payable	24,426	30,803
Securities sold short, not yet purchased	129	-
Accrued expenses and other liabilities	41,739	33,413
Liabilities of discontinued operations	-	75,930
Sub-total	71,129	158,138

5.875% Senior notes (due June 1, 2021)	24,225	100,000
4% PIK note (due November 30, 2020)	250,000	-
Loan from GGCP (due December 28, 2016)	35,000	-
0% Subordinated Debentures (due December 31, 2015) (b)	-	12,163
Total debt	309,225	112,163
Total liabilities	380,354	270,301

Redeemable noncontrolling interests of discontinued operations	-	68,334

GAMCO Investors, Inc.'s stockholders' equity	(276,327)	525,061
Noncontrolling interests	-	2,734
Total equity	(276,327)	527,795

Total liabilities and equity	$104,027	$866,430

(b) The 0% Subordinated Debentures due December 31, 2015 have a face value of $0.0 million and $13.1 million, respectively.

SPECIAL NOTE REGARDING FORWARD-LOOKING INFORMATION

The financial results set forth in this press release are preliminary. Our disclosure and analysis in this press release, which do not present historical information, contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  Forward-looking statements convey our current expectations or forecasts of future events. You can identify these statements because they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning. They also appear in any discussion of future operating or financial performance. In particular, these include statements relating to future actions, future performance of our products, expenses, the outcome of any legal proceedings, and financial results.  Although we believe that we are basing our expectations and beliefs on reasonable assumptions within the bounds of what we currently know about our business and operations, the economy and other conditions, there can be no assurance that our actual results will not differ materially from what we expect or believe.  Therefore, you should proceed with caution in relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that are difficult to predict and could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements.  Some of the factors that could cause our actual results to differ from our expectations or beliefs include a decline in the securities markets that adversely affect our assets under management, negative performance of our products, the failure to perform as required under our investment management agreements, a general downturn in the economy that negatively impacts our operations. We also direct your attention to the more specific discussions of these and other risks, uncertainties and other important factors  contained in our Form 10-K and other public filings.  Other factors that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake to update publicly any forward-looking statements if we subsequently learn that we are unlikely to achieve our expectations whether as a result of new information, future developments or otherwise, except as may be required by law.